================================================================================
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 August 5, 2003
         --------------------------------------------------------------
                Date of Report (date of earliest event reported)

                              SERENA SOFTWARE INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                     000-25285               94-2669809
--------------------------------------------------------------------------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

                          2755 CAMPUS DRIVE 3RD FLOOR,
                              SAN MATEO, CALIFORNIA
                                   94403-2538
         --------------------------------------------------------------
                    (Address of principal executive offices)

                                 (650) 522-6600
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

================================================================================

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits. The following exhibits are filed with this report.

     Exhibit Number                     Description
     --------------          ---------------------------------------------------
         99.1                Press Release dated August 5, 2003

ITEM 9. REGULATON FD DISCLOSURE

The following information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On August 5, 2003, Serena Software Inc. issued a press release announcing preliminary financial results for the quarter ended July 31, 2003. A copy of the press release is furnished as Exhibit 99.1 pursuant to Regulation FD and Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SERENA SOFTWARE INC.

                                  By: /s/ ROBERT I. PENDER JR.
                                     Robert I. Pender Jr.
                                     Vice President, Finance and Administration,
                                     Chief Financial Officer and Director

Dated: August 5, 2003